SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 26, 2023

AXIM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54296	27-4092986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6191 Cornerstone Court, E., Suite 114 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 923-4422

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

           Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 1.01Entry into a Material Definitive Agreement

Effective December 26, 2023, AXIM Biotechnologies, Inc. (the “Company”) entered into a Convertible Note Purchase Agreement (the "Agreement") with Medical Marijuana, Inc (“MJNA”), currently an affiliate of the Company and one of its largest shareholders, for the purchase of up to $750,000 face value in convertible notes.  Also, effective December 26, 2023, MJNA purchased its first convertible note,  face value of $100,000, under the terms of the Agreement (the "Initial Note").

Under the terms of the Agreement, until June 26, 2025, MJNA has the option, but not the obligation, to purchase up to $750,000 in convertible notes to be issued by the Company, which includes the Initial Note for $100,000.  The notes shall bear interest at the rate of 5.25%  per annum, which is payable annually beginning on December 26, 2024, and each year thereafter until maturity on December 26, 2033.  Any notes acquired by MJNA pursuant to the Agreement (including the Initial Note) are convertible at any time prior to the maturity date, at the sole option of MJNA, into shares of the Company’s common stock at a conversion price equal to the lesser of $0.01 or 70% of the average of the two lowest closing prices of the Company’s common stock in the ten (10) trading days immediately preceding the date of conversion. Notwithstanding the foregoing, MJNA, shall not be permitted to convert any note, or portion thereof, if such conversion would result in beneficial ownership of the Company by MJNA and its affiliates of more than 4.9% of the outstanding Common Stock of the Company as of the date of conversion.

The Company sold the securities referenced in this Item 1.01 in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The foregoing summaries of the Securities Purchase Agreements do not purport to be complete and are subject to, and qualified in their entirety, by reference to the Securities Purchase Agreements attached hereto as Exhibits 10.1 and 10.2 respectively, which are incorporated herein by reference.

Item 3.02Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit #	Description

10.1	Convertible Note Purchase Agreement dated December 26, 2023

10.2	Convertible Note dated December 26, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIM BIOTECHNOLOGIES, INC.

Dated: December 28, 2023	By:	/s/ John W. Huemoeller II
Name: John W. Huemoeller II
Chief Executive Officer